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                                                                    EXHIBIT 23.1



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


      As independent public accountants, we hereby consent to the incorporation of our reports included or incorporated by reference in this Form 8-K/A-2, into the Company's previously filed Registration Statements Files Nos. 33-63567, 33-87520, 33-87522, 33-87524 and 33-87526.


                                                  ARTHUR ANDERSEN, LLP


Chicago, Illinois
November 20, 1996